                                                  Registration No. 333-______
------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                          ----------------------------
                               ABBOTT LABORATORIES
             (Exact name of registrant as specified in its charter)

         Illinois                                           36-0698440
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

       Abbott Laboratories                                  60064-6400
       100 Abbott Park Road                                 (Zip Code)
       Abbott Park, Illinois
(Address of Principal Executive Offices)

                  ABBOTT LABORATORIES STOCK RETIREMENT PROGRAM

                            (Full Title of the Plan)
                          ----------------------------
                                 Jose M. de Lasa
                               Abbott Laboratories
                              100 Abbott Park Road
                        Abbott Park, Illinois 60064-6400
                     (Name and address of agent for service)
   Telephone number, including area code, of agent for service: (847) 937-5200
                          ----------------------------
                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
                                                                           Proposed
                                                   Proposed                Maximum
                                                   Maximum                 Aggregate             Amount of
Title of Securities        Amount to be            Offering Price          Offering              Registration
to be Registered           Registered              Per Unit (a)            Price (a)             Fee (a)
-------------------------------------------------------------------------------------------------------------------
Common shares              4,000,000               $38.54                  $154,160,000          $40,698.24
(without par value)
-------------------------------------------------------------------------------------------------------------------

(a) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan named herein. The filing fee has been calculated in accordance with Rule 457(c) based on the average of the high and low prices of registrant's Common Shares reported in the consolidated reporting system on December 17, 1999.

The contents of Abbott Laboratories Stock Retirement Plan Registration Statement on Form S-8 (File no. 333-69579) are incorporated herein by reference.

















Exhibit Index
Located at Page 7

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in unincorporated Lake County, and State of Illinois, on December 20, 1999.

                                            ABBOTT LABORATORIES


                                            By: /s/ Miles D. White
                                               -----------------------------
                                                Miles D. White
                                                Chairman of the Board and
                                                Chief Executive Officer














Exhibit Index
Located at Page 7

         Each person whose signature appears below constitutes and appoints Miles D. White and Jose M. de Lasa, Esq., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                                     Date
---------                       -----                                     ----

/s/ Miles D. White
----------------------------    Chairman of the Board,                    December 20, 1999
Miles D. White                  Chief Executive Officer,
                                and Director of
                                Abbott Laboratories

/s/ Robert L. Parkinson, Jr.
----------------------------    President, Chief Operating Officer        December 20, 1999
Robert L. Parkinson, Jr.        and Director of Abbott Laboratories

/s/ Gary P. Coughlan
----------------------------    Senior Vice President, Finance and        December 20, 1999
Gary P. Coughlan                Chief Financial Officer (Principal
                                Financial Officer) of Abbott
                                Laboratories

/s/ Gary L. Flynn
----------------------------    Vice President and                        December 20, 1999
Gary L. Flynn                   Controller (Principal
                                Accounting Officer)
                                of Abbott Laboratories

/s/ H. Laurance Fuller
----------------------------    Director of Abbott                        December 20, 1999
H. Laurance Fuller              Laboratories

/s/ David A. Jones
----------------------------    Director of Abbott                        December 20, 1999
David A. Jones                  Laboratories

/s/ Jeffrey M. Leiden
----------------------------    Director of Abbott                        December 20, 1999
Jeffrey M. Leiden               Laboratories

/s/ David A. L. Owen
----------------------------    Director of Abbott                        December 20, 1999
David A. L. Owen                Laboratories

/s/ Boone Powell, Jr.
----------------------------    Director of Abbott                        December 20, 1999
Boone Powell, Jr.               Laboratories

/s/ A. Barry Rand
-------------------------       Director of Abbott                        December 20, 1999
A. Barry Rand                   Laboratories

/s/ W. Ann Reynolds
-------------------------       Director of Abbott                        December 20, 1999
W. Ann Reynolds                 Laboratories


Exhibit Index
Located at Page 7

Signature                       Title                                     Date
---------                       -----                                     ----


/s/ Roy S. Roberts
-------------------------       Director of Abbott                        December 20, 1999
Roy S. Roberts                  Laboratories

/s/ William D. Smithburg
-------------------------       Director of Abbott                        December 20, 1999
William D. Smithburg            Laboratories

/s/ John R. Walter
-------------------------       Director of Abbott                        December 20, 1999
John R. Walter                  Laboratories

/s/ William L. Weiss
-------------------------       Director of Abbott                        December 20, 1999
William L. Weiss                Laboratories


Exhibit Index
Located at Page 7

         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Abbott Laboratories Stock Retirement Program has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in unincorporated Lake County, and State of Illinois, on the 20th day of December, 1999.

                                      ABBOTT LABORATORIES STOCK
                                      RETIREMENT PROGRAM

                                   By /s/ Thomas M. Wascoe
                                      ------------------------------------
                                      Thomas M. Wascoe, Plan Administrator








Exhibit Index
Located at Page 7

                     EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
    4        Abbott Laboratories Stock Retirement Program.

    5 Opinion of Jose M. de Lasa, as to the legality of the securities being issued and the compliance of the Program with the requirements of ERISA.

    23.1     Consent of counsel, Jose M. de Lasa, is included in his opinion.

    23.2 Consent of Arthur Andersen LLP as to the use of their report and references to their firm.

    24       Power of Attorney is included on the signature page.